Exhibit 10.2
NATIONAL DENTEX CORPORATION
NON-QUALIFIED STOCK OPTION AGREEMENT
     NON-QUALIFIED STOCK OPTION AGREEMENT dated as of                                            by and between, NATIONAL DENTEX CORPORATION, a Massachusetts corporation (the “Company”), and                                                             , an employee of the Company (“Employee”).
     WHEREAS, the Company desires to provide Employee with an incentive to promote the business of the Company and its subsidiaries and to encourage Employee to continue his employment; and
     WHEREAS, to effectuate that desire the Company has determined to grant Employee an option to purchase shares of the Company’s common stock under and pursuant to the terms and provisions of the Company’s Amended and Restated 2001 Stock Plan (the “Plan”).
     NOW, THEREFORE, the Company and Employee agree as follows:
1. Grant of Option.
     The Company hereby grants to Employee the option to purchase                                                                 shares of the Company’s Common Stock, $.01 par value, at a price per share equal to $_________, in the manner and subject to the conditions hereinafter provided. This option is not intended to qualify as an “incentive stock option” under the Internal Revenue Code of 1986, as amended. This option is granted pursuant to and subject to all of the terms and conditions of the Plan and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this option shall be governed by the Plan, and in the event of any inconsistency or conflict between this Agreement and the Plan, the terms of the Plan shall govern. In particular, without affecting the generality of the foregoing, it is understood that employment by the Company includes employment by a Related Corporation as defined in the Plan.
2. Time of Exercise.
     Employee may exercise this option from                      to and including                     , the end of ten years from the date this Option is granted. Employee may exercise this option as to the following number of shares on or after the following dates:
                      shares on or after                                           ,
an additional ________ shares on or after                                           , and
               an additional ________ shares on or after                                           ; provided, however, that in the event of a Change of Control, as defined in the Plan, this option shall thereupon become fully exercisable and vested.

3. Method of Exercise.
     Each exercise of this option shall be effected by giving written notice, in a form similar to Exhibit A provided herein, of intent to exercise this option, specifying the number of shares of stock as to which the option is being exercised, and accompanied by full payment of the option price for the number of shares then being acquired. The optionee shall make full payment of the exercise price of the option shares being purchased either (a) in United Stated dollars in cash or check, (b) at the discretion of the Committee, through delivery or withholding of shares of Common Stock, which have already been owned by you for more than six months, having a fair market value equal as of the date of the exercise to the cash exercise price of the option, (c) at the discretion of the Committee and consistent with applicable law, through the delivery to the Company of a portion of the proceeds from the sale of the Common Stock acquired upon exercise of the option equal to the cash exercise price of the option, along with an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the Employee’s discretion at the time of exercise, or (d) at the discretion of the Committee, by any combination of (a), (b) and (c) above. The determination of fair market value shall be made by the Committee, whose determination in this regard shall be final and binding on the Company and on Employee. The optionee shall not have the rights of a shareholder with respect to the shares covered by such option until the date of issuance of a stock certificate of such holder for such shares. Except as expressly provided in paragraph 14 of the Plan with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.
     Receipt by the Company of such notice and payment shall constitute exercise of this option or a part hereof. The Company shall promptly deliver or cause to be delivered to Employee a certificate or certificates for the number of shares of the Company’s Common Stock being acquired pursuant to such exercise. Such shares shall be fully paid and nonassessable. Notwithstanding the foregoing, the Company shall not be required to issue such shares unless a registration statement under the Securities Act of 1933, as amended (the “Securities Act”) is in effect with respect to such shares or the Company has received evidence satisfactory to the Company that Employee may acquire such shares pursuant to an exemption from registration under the Securities Act. In addition, as to any jurisdiction (other than the United States) that expressly imposes the requirement that this option shall not be exercisable unless and until the shares of stock covered by this option are registered or are subject to an available exemption from registration, the exercise of this option shall, notwithstanding anything to the contrary contained herein, be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption. Any determination in that regard by the Company shall be final and conclusive. The Company shall not be obligated to take any affirmative action in order to cause the exercise of this option or the issuance of shares of stock pursuant hereto to comply with any law or regulation of any governmental authority.

4. Termination of Employment.
     This option shall, to the extent not previously exercised, expire immediately upon the termination (voluntary or involuntary) of Employee’s employment with the Company or with a Related Corporation; except that:
     (a) If Employee is on military, sick leave or other bona fide leave of absence (such as temporary employment by the federal government), Employee’s employment relationship will be treated as continuing intact if the period of such leave does not exceed 90 days, or, if longer, so long as Employee’s right to reemployment is guaranteed by statute; otherwise, Employee’s employment will be deemed to have terminated on the 91st day of such leave. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under this Section 4(a) or paragraph 10 of the Plan.
     (b) If Employee’s employment is terminated by reason of Employee’s retirement, this option, to the extent exercisable at retirement, may be exercised by Employee within three (3) years after retirement, unless terminated earlier by its terms; provided, however, that if Employee dies within such three (3) year period, this option shall thereafter be exercisable, to the extent it was exercisable at the time of death, for a period of twelve (12) months from the date of death or until the stated term of this option, whichever period is shorter. For purposes hereof, “retirement” shall mean separation from service, other than for Cause as defined in the Plan, on or after the first day of the calendar month coincident with or next following the Participant’s attainment of age 65.
     (c) If Employee’s employment is terminated by reason of Employee’s death, this option, to the extent exercisable at Employee’s date of death, may be exercised at any time within one year after that date (unless terminated earlier by its terms) by the estate or personal representative, or a beneficiary who has acquired the option by will or by the applicable laws of descent and distribution.
     (d) If Employee ceases to be employed by the Company and all Related Corporations by reason of his or her disability, this option, to the extent exercisable upon his or her date of termination of employment, may be exercised by Employee within three months after such date unless terminated earlier by its terms; provided, however, that if Employee dies within such three month period, this option shall thereafter be exercisable, to the extent it was exercisable at the time of death, for a period of twelve (12) months from the date of death or until the stated term of this option, whichever period is shorter. For purposes hereof, the term “disability” shall mean “permanent and total disability” as defined in Section 22(e)(3) of the Code or any successor statute. Any determination of permanent and total disability shall be made in good faith by the Company.
5. Non-Transferability.
     This option shall not be transferable by Employee other than by will or the laws of descent and distribution, and shall be exercisable, during Employee’s lifetime, only by Employee. From and after Employee’s death, this option, to the extent exercisable at Employee’s death, may be exercised prior to its termination by the estate or personal representative, or a beneficiary who has acquired the option by will or by the applicable laws of descent and distribution. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this option in contravention of the terms hereof, and the levy of any execution, attachment or similar process upon this option, shall be null and void.
6. Adjustment for Capital Changes.
     (a) Stock Dividends and Stock Splits. In the event of any stock dividend payable in shares of the Company’s Common Stock or any split-up or contraction in the number of shares of the Company’s Common Stock occurring after the date of this Agreement and prior to the exercise in full of this option, the number of shares subject hereto and the option price to be paid for each such share shall each be proportionately adjusted.
     (b) Recapitalization, Reorganization, Consolidation or Mergers. In the event of a recapitalization or reorganization of the Company or a consolidation or a merger involving the Company (other than a transaction described in the next paragraph) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, the Employee upon exercising this option shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such option, prior to such recapitalization or reorganization.
     (c) Certain Consolidations and Mergers. If the Company is to be consolidated with or acquired by another entity in a merger or other reorganization or in the event of a sale or other disposition of assets which constitutes a Change of Control (each, a “Sale”), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to the option, either (i) make appropriate provision for the continuation of such option by substituting on an equitable basis for the shares then subject to such option either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Sale, (b) shares of stock of the surviving or successor corporation or other entity or (c) such other securities as the Successor Board deems appropriate, the fair market value of which shall not materially exceed the fair market value of the shares of Common Stock subject to such option immediately preceding the Sale; or (ii) upon written notice to the Employee, provide that the option must be exercised, to the extent then exercisable or to be exercisable as a result of the Sale, within a specified number of days of the date of such notice, at the end of which period the option shall terminate; or (iii) terminate the option in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such option (to the extent then exercisable or to be exercisable as a result of the Sale) over the exercise price thereof.
     (d) Fractional Shares. No fraction of a share shall be purchasable or deliverable upon any exercise of this option, but, in the event any adjustment hereunder of the number of shares covered by this option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number or shares.
7. Miscellaneous.
     (a) Rights as a Stockholder. Employee shall not be deemed for any purpose to be a stockholder of the Company with respect to any shares subject to this option except to the extent that this option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued therefor and delivered to Employee. No adjustment shall be made for dividends (ordinary or extraordinary, and whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 6.
     (b) Employment Rights. This option shall not confer upon Employee any right with respect to the continuance of Employee’s employment by the Company or by a Related Corporation, nor shall it interfere in any way with the right of any of such corporations to terminate such employment at any time.
     (c) Notices. Any communication or notice required or permitted to be given under this Agreement shall be in writing and mailed by registered or certified mail or delivered in hand, if to the Company, to its Treasurer at 2 Vision Drive, Natick, MA 01760, and, if to Employee, to such address as shall be set forth on the signature page hereto.
     (d) Successors and Assigns. This Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the respective parties hereto.
     (e) Taxes. As a condition to the issuance of the shares underlying this option, the Company shall have the right to require the Employee to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements or make other arrangements satisfactory to the Company with regard to such taxes, as provided in the Plan.
     (f) Amendments and Waivers. The provisions of the Agreement may not waived, amended, modified or terminated except with written consent of the parties hereto.
     (g) Governing Law. The validity and construction of the Agreement shall be governed by the laws of the Commonwealth of Massachusetts (without regard to choice of law provisions).
     (h) Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.
     (i) Captions. Captions are for convenience only and are not deemed to be part of this Agreement.

     (j) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
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     IN WITNESS WHEREOF, NATIONAL DENTEX CORPORATION has caused this option to be executed in its name and its corporate seal to be hereto affixed by its proper officer thereunto duly authorized and the said has hereunto set his hand and seal all as of the date first above written.

NATIONAL DENTEX CORPORATION
By:
Name:
Title:

EMPLOYEE
Name:
(Signature)

Address:

Exhibit A
Form of Exercise
To Be Completed When Exercising Options
Employee Non Qualified Stock Option
Mr. Richard Becker
Executive Vice President and Treasurer
National Dentex Corporation
2 Vision Drive
Natick, MA 01760
Dear Mr. Becker:
I hereby exercise my right with respect to the Non Qualified Stock Option dated __________, to purchase _________ shares of National Dentex Corporation Common Stock effective as of this ________ day of ____________, _________.
(Month)           (Year)
In connection with my purchase of such shares I hereby certify that it is my present intent to acquire the said shares for investment purposes only not with the intent of resale or distribution thereof.
Also, if I sell any of this stock before one year from this date or two years from the date the option was granted, whichever is later, I will immediately notify the Company of the date of sale and the sale price.
Very Truly Yours,

Name
Please Register stock as follows:
     Name(s):

     Address :

     Social Security No.